                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                Commission Only (as permitted by
[_]  Definitive Additional Materials           Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Wanger Advisors Trust
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               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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



                                 IMPORTANT NEWS


                              For contract holders


While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of matters to be voted upon.


[LOGO APPEARS HERE]

Q    WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

A    This proxy contains two proposals:

1. Approval of a new investment advisory agreement between the Trust, on behalf of each of the funds of Wanger Advisors Trust (WAT), and Wanger Asset Management, L.P. (WAM), on substantially similar terms as the current investment advisory agreement, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC).

2. Ratification of the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000.

Q    WHY ARE WE BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A WAM has agreed to be acquired by LFC. That acquisition will terminate the current investment advisory agreements between WAT and WAM. The acquisition won't be completed unless a number of conditions are met. One condition is that shareholders of Wanger U.S. Small Cap and Wanger International Small Cap must approve the proposed new advisory agreement. As a result, you are being asked to vote on a new investment advisory agreement with WAM, operating under its new ownership and its new name, Liberty Wanger Asset Management, L.P.

                              [LOGO APPEARS HERE]

Q    WHAT PROMPTED THE SALE OF WAM TO LIBERTY?

A    WAM looked for strategic alternatives that would:

 .    address succession challenges surrounding the eventual retirement of Ralph
     Wanger;

 .    address challenges relating to distribution of shares of the Funds in a rapidly evolving market; and

 .    provide management support to WAM, which had grown substantially in recent years.

Q    HOW WILL THE SALE OF WAM TO LIBERTY BENEFIT ME?

A WAM and Liberty believe that the merger will result in an allocation of resources between them that should benefit the shareholders of the Funds. Liberty believes that, by utilizing its management, distribution and administrative resources, it can enhance the quality of shareholder services and introduce operational efficiencies. WAM and Liberty believe that the management and distribution strength of Liberty and its affiliates will allow Liberty WAM to concentrate on portfolio management for its Funds.

Q HOW IS THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT DIFFERENT FROM THE EXISTING INVESTMENT ADVISORY AGREEMENTS?

A The proposed agreement is substantially similar to the current agreements. A comparison of the proposed new agreement and the existing agreements is included in the proxy statement under Proposal 1 under the heading "Comparison of the Current and Proposed Agreements."


Q    WILL THIS CHANGE THE ADVISORY FEES ON MY FUND?

A    No. Advisory fees will remain the same.

Q    WILL THERE BE ANY FUND MANAGER CHANGES?

A No. The portfolio managers who currently manage your funds are expected to continue to manage the funds after the merger, using the same investment strategies and objectives currently in place. Each of the portfolio managers, including Ralph Wanger, has signed an employment agreement in which each portfolio manager has agreed to remain an employee of Liberty Wanger Asset Management, L.P. until December 31, 2005.

Q    HOW DOES THE BOARD OF TRUSTEES RECOMMEND SHAREHOLDERS VOTE ON THESE
     PROPOSALS?

A The board of trustees recommends that shareholders vote "FOR" each of the proposals. The board believes that each of these proposals is in the best interests of the Funds and their shareholders.

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-4-WANGER

                                                                  July 28, 2000

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders of Wanger Advisors Trust which will be held on September 27, 2000 at 9:00 a.m., Central time, at the offices of Wanger Asset Management, L.P. ("WAM"), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

    The primary purpose of the meeting is to ask you to vote on a proposed new investment advisory agreement between the Trust (on behalf of each of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty) and Wanger Asset Management, L.P. ("WAM"), but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc. ("LFC") and under its new name, Liberty Wanger Asset Management, L.P.

    Liberty Wanger Asset Management, L.P. will be the name of WAM after a pending transaction that will result in WAM becoming a wholly owned subsidiary of LFC. You are being asked to approve the proposed new investment advisory agreement so that the merger can be completed and the management of each Fund can continue uninterrupted after the transaction. The proposed new investment advisory agreement is substantially similar to the Trust's current investment advisory agreements. THE INVESTMENT ADVISORY FEES THAT EACH FUND PAYS WILL STAY THE SAME. The portfolio managers managing your Fund are expected to continue to do so after the merger, following the same investment strategies and objectives currently in place.

    YOUR VOTE IS IMPORTANT. The board encourages you to read the enclosed materials carefully. The board has approved the proposed new investment advisory agreement and recommends that you approve it. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage paid return envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

    If you prefer, you may vote by telephone with a toll-free call to our proxy solicitor, D.F. King & Co., at 800-769-5414. You may also vote by faxing the enclosed card to the number that appears on your proxy card. It is important that proxies be voted promptly. Please call D.F. King & Co. at 800-769-5414 with any questions about voting.

                                 Sincerely,
                                 Ralph Wanger
                                 President

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-4-WANGER

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              SEPTEMBER 27, 2000

    A special meeting of shareholders of Wanger Advisors Trust ("WAT" or the "Trust") will be held at the offices of Wanger Asset Management, L.P. ("WAM"), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60602, at 9:00 a.m., Central time, on September 27, 2000. At the meeting, shareholders will be asked to vote on the following proposals:

  1. To approve a proposed new investment advisory agreement between the Trust (on behalf of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty) and WAM, on substantially similar terms as the current investment advisory agreements, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc.;

  2. To ratify the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000; and

  3.  To transact any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on July 21, 2000 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about August 3, 2000.

                                 By Order of the Board of Trustees,

                                 Steven A. Radis
                                 Secretary

July 28, 2000
Chicago, Illinois


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
 COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S). YOU MAY STILL
 VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             WANGER ADVISORS TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-4-WANGER

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                              SEPTEMBER 27, 2000

    This proxy statement is being sent to you by the board of trustees of Wanger Advisors Trust. The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and/or Wanger Foreign Forty to be voted at the meeting, even if you cannot attend the meeting in person. The meeting will be held at the offices of Wanger Asset Management, L.P. ("WAM"), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60602, at 9:00 a.m., Central time, on September 27, 2000 (the "Meeting"). Shareholders of record at the close of business on July 21, 2000 (the "record date") are entitled to vote at the meeting.

    You should also have received WAT's annual report to shareholders for the fiscal year ended December 31, 1999. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT, PLEASE WRITE TO WAT AT THE ADDRESS SHOWN AT THE TOP OF THIS PAGE OR CALL AT 800-492-6437. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

    For convenience, Wanger Advisors Trust is referred to in this proxy statement as "WAT" or the "Trust." Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty are each referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

    You are being asked to vote on two Proposals--a proposed new investment advisory agreement (called the "Proposed Agreement") and the ratification of the board's selection of Ernst & Young LLP as the Trust's independent auditors. The shareholders of each Fund will vote separately on the Proposed Agreement and on the ratification of the selection of auditors.

                                  PROPOSAL 1
                  PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

                                 INTRODUCTION

    As of June 9, 2000, WAM, the Funds' investment adviser; Wanger Asset Management, Ltd. (WAM's general partner); Liberty Financial Companies, Inc. ("Liberty"); and WAM Acquisition L.P. ("Liberty Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which WAM will become a wholly owned subsidiary of Liberty. Under the Merger Agreement, Liberty Sub will be merged with and into WAM (the "Merger"). WAM, the surviving entity, will be renamed "Liberty Wanger Asset Management, L.P." ("Liberty WAM"). Shareholders are being asked to approve the Proposed Agreement so that, as further described below, the Merger can be completed and the management of each Fund can continue uninterrupted after the transaction. The Proposed Agreement is substantially similar to the current investment advisory agreements between the Trust (on behalf of each Fund) and WAM (the "Current Agreements"), and WAM, under its new name and its new ownership, would continue to be each Fund's investment adviser if shareholders approve the Proposed Agreement. The portfolio managers who currently manage your Funds are expected to continue to manage the Funds after the Merger, following the same investment strategies and objectives currently in place. For a comparison of the Current and Proposed Agreements, see "The Investment Advisory Agreements--Comparison of Current and Proposed Agreements" below.

    It is a condition to completion of the Merger that the shareholders of Wanger U.S. Small Cap and Wanger International Small Cap approve the Proposed Agreement. If shareholders of those Funds do not approve the Proposed Agreement, Liberty has the contractual right to abandon the Merger. In that event, the Current Agreements would remain in effect for ALL Funds until
                                                         ---
further notice. If shareholders of those Funds do approve the Proposed Agreement, the Proposed Agreement will become effective for those Funds along with any other Funds that have approved the Proposed Agreement as of the completion of the Merger, which is expected to be in early fall of this year. Although approval of the Proposed Agreement by the shareholders of Wanger Twenty and Wanger Foreign Forty is not a condition to completion of the Merger, approval of these Funds is also sought because at the close of the Merger, the Current Agreements will be deemed to be "assigned" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")), and the Current Agreements will automatically terminate for ALL Funds. In the event
                                                    ---
that shareholders of Wanger Twenty and Wanger Foreign Forty do not approve the Proposed Agreement, the WAT board will take such action as it deems appropriate. Such action may include entering into an interim agreement for advisory services with Liberty WAM substantially in the form of the Proposed Agreement in accordance with the 1940 Act until the board determines that another course of action is appropriate.

    At a regular meeting held on June 2, 2000 and special meetings held on June 8, 2000 and July 6, 2000, of the WAT board, the trustees considered the Merger and its anticipated effects on the Funds. On July 6, 2000, the trustees, including the disinterested trustees, unanimously voted to approve the Proposed Agreement with respect to each Fund and to recommend the Proposed Agreement to Fund shareholders for approval. For more information about the trustees' deliberations and the reasons for their recommendation, please see the discussion relating to this Proposal under the heading "The Investment Advisory Agreements--Factors Considered by the Board."

   THE BOARD OF TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR APPROVAL OF THE PROPOSED
                                  AGREEMENT.

                                  THE MERGER

BACKGROUND

    WAM has advised WAT that it began consideration in late 1999 of strategic alternatives that would:

 .   address succession challenges surrounding the eventual retirement of Ralph
    Wanger;

 .   address challenges relating to distribution of shares of the Funds in a rapidly evolving market; and

 .   provide management support to WAM, which had grown substantially in recent years.

After consideration of the alternatives, WAM advised WAT that WAM had concluded that an outright sale of its business would best address each of these challenges. After a detailed evaluation process by WAM, discussions with Liberty culminated in the execution of the Merger Agreement dated as of June 9, 2000.

    Liberty is a publicly traded asset accumulation and management company, headquartered in Boston, Massachusetts. Liberty Mutual Insurance Company, a mutual insurance company owned (through a number of intermediate corporations) 71% of the combined voting power of Liberty's stock at June 30, 2000. Through its subsidiaries, Liberty provides fixed, indexed and variable annuities; mutual funds; private wealth management and institutional money management services. At March 31, 2000, it had assets under management, through its subsidiaries, in excess of $67 billion.

Subsidiaries of Liberty, including the Crabbe Huson Group, Inc., Colonial Management Associates, Inc., Liberty Asset Management Company, Stein Roe & Farnham Incorporated and Newport Pacific Management, Inc., act as investment advisers to approximately 114 mutual funds.

    WAM and Liberty believe that the Merger will result in an allocation of resources between them that should benefit the shareholders of the Funds. Liberty has the size and resources to promote and sell mutual fund shares effectively and provide efficient administration and shareholder servicing to mutual funds. Liberty believes that, by utilizing its management, distribution, compliance and administrative resources, it can enhance the quality of shareholder services and introduce operational efficiencies. WAM and Liberty believe that the management and distribution strength of Liberty and its affiliates will allow Liberty WAM to concentrate on portfolio management for the Funds.

    For a discussion of proposed changes to the Funds following the completion of the Merger, see "Other Proposed Changes to the Funds."

SUMMARY OF MERGER AGREEMENT

    Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, Liberty Sub will merge with and into WAM, with WAM continuing as the surviving entity. WAM will be an operating subsidiary of Liberty, and will be renamed Liberty WAM. Ralph Wanger will serve as president of Liberty WAM, the overall policies of which will be set by a board of directors that will consist of Mr. Wanger and two Liberty executives. Additional officers of Liberty WAM are expected to be Bruce Lauer and two Liberty representatives.

    The Merger Agreement provides that each limited partnership interest and general partnership interest of WAM issued and outstanding immediately prior to the Merger will be cancelled, and each holder will receive in return the right to receive an amount equal to a certain specified percentage of the initial purchase price of $272 million (subject to certain adjustments). Another payment of $8 million is guaranteed three years after the completion of the Merger. Additional purchase price amounts, up to a maximum of $170 million in the aggregate, will be payable by Liberty if Liberty WAM's earnings (as defined for this purpose in the Merger Agreement) meet certain targets for the thirty-six and sixty month periods beginning in the month following the completion of the Merger. As limited partners of WAM and stockholders of Wanger Asset Management Ltd., Ralph Wanger and Charles McQuaid, members of the board of trustees, will receive a portion of the purchase price.

    Completion of the Merger is subject to a number of conditions, including, among others: (i) the approval of the Proposed Agreement by the shareholders of Wanger U.S. Small Cap and Wanger International Small Cap; (ii) the approval of a new advisory agreement by shareholders of the Acorn Fund, Acorn International and Acorn USA, also advised by WAM; (iii) the receipt of certain regulatory approvals; and (iv) the advisory fee revenue received by WAM remaining above a designated level. See also the discussion under the "Introduction" above.

    WAM has entered into employment agreements with each of the principals of WAM, including the portfolio managers of each of the Funds, which will become effective upon completion of the Merger. Pursuant to the terms of the employment agreements, these individuals have agreed to remain employees of Liberty WAM until December 31, 2005. The employment agreement of each of the portfolio managers includes an agreement by each of them that (with certain exceptions) if they end their relationship with Liberty WAM they will not, through the earlier of (i) December 31, 2005 or (ii) the second anniversary of the termination of their employment with Liberty WAM, participate in any other investment management business, or solicit any Liberty WAM client or employee.

SECTION 15(F) CONSIDERATIONS

    Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. The first condition is that, for a period of three years after the assignment, at least 75% of the members of the board of the investment company not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings related to the assignment. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

    Under the terms of the Merger Agreement, Liberty agreed that it and Liberty WAM, to the extent it is within their control, would cause the two conditions set forth in Section 15(f) of the 1940 Act to be complied with. The current board of trustees consists of five individuals, two of whom are interested persons of WAM or will be interested persons of Liberty WAM. In order for at least 75% of the board members to be persons who are not interested persons of WAM or Liberty WAM, Charles McQuaid will resign as trustee effective at the time of the completion of the Merger.

                      THE INVESTMENT ADVISORY AGREEMENTS

    On July 6, 2000, the board of trustees unanimously approved the Proposed Agreement. As described in more detail under "--Factors Considered by the Board," the board evaluated a substantial amount of information before making this recommendation.

    THE PROPOSED AGREEMENT IS SUBSTANTIALLY SIMILAR TO THE CURRENT AGREEMENTS. A copy of the Proposed Agreement is attached as Exhibit A.

     THE BOARD OF TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR APPROVAL OF THE PROPOSED
                                  AGREEMENT.

FACTORS CONSIDERED BY THE BOARD

    At a regular meeting held on June 2, 2000 and special meetings held on June 8, 2000 and July 6, 2000, of the WAT board, the trustees reviewed a variety of factors relating to the Merger and the Proposed Agreement. Senior management of Liberty and WAM presented a review of the Merger, including a discussion of proposed changes to the Funds in connection with the Merger. The Board reviewed the history, strategy and general plans of Liberty, and a variety of documents regarding Liberty. There were extended discussions regarding Liberty's plans for the Funds, including ongoing investment management, administration and distribution of the Funds.

    The board took into account WAM's assertions that: (i) the Merger was important to provide stability to WAM when Mr. Wanger eventually retires, and WAM believes the stability will enhance its ability to attract and retain talented employees; (ii) Liberty had assured WAM that Liberty intends to maintain the integrity of WAM's investment process; (iii) WAM was eager for Liberty to assume responsibility for certain administrative services for the Funds and provide management support for WAM so that WAM principals could focus their energies entirely on portfolio management; and (iv) WAM did not believe that remaining independent was a viable option for it.

    The board noted that the employment agreements into which Mr. Wanger and each other portfolio manager have entered and which will become effective upon closing of the Merger provide for their continued employment with Liberty WAM through December 31, 2005. The board also took into account Mr. Wanger's assurance that he has no present intention to retire before that date and that the structure of the Merger, with additional purchase price amounts payable in three and five years if financial targets are met, provided an incentive for each of the portfolio managers to remain committed to the success of the Funds and Liberty WAM after the Merger.

    In evaluating the Proposed Agreement, the board considered that the Proposed Agreement, including the terms relating to the services to be provided, were substantially similar to the Current Agreements. The board noted that, in approving the continuation of the Current Agreements with respect to Wanger U.S. Small Cap and Wanger International Small Cap on October 12, 1999, the board had evaluated a number of factors, including the nature, quality and scope of services provided by WAM, the performance of each Fund compared to relevant benchmarks, and comparative fees and expense ratios. The disinterested trustees also considered the potential advantages and disadvantages of the two-year initial term of the Proposed Agreement and WAT's ability to terminate the Proposed Agreement on 60 days' notice.

    The board considered how the Merger would affect other services provided to the Funds. Liberty proposed that affiliates of Liberty assume responsibility for most administrative services to the Funds, including transfer agency, shareholder servicing, fund accounting and general administration. The board noted that the proposed changes would not result in an increase in overall expenses borne by the Funds' current shareholders and approved agreements with Liberty affiliates for provision of transfer agency services and shareholder servicing to be effective at the time of completion of the Merger.

    Finally, the board noted that all expenses in connection with the implementation of changes required by the Merger, including this proxy solicitation, would be paid by Liberty or, in some circumstances, WAM.

    During the review process, the board consulted with Bell, Boyd & Lloyd LLC, counsel to the Funds.

COMPARISON OF THE CURRENT AND PROPOSED AGREEMENTS

    The Current Agreements with respect to Wanger U.S. Small Cap and Wanger International Small Cap were approved by shareholder vote at a special meeting of shareholders held on December 30, 1997, and renewed on October 12, 1999 by unanimous vote of the board of trustees. These agreements will expire on December 31, 2000. The Current Agreement with respect to Wanger Twenty and Wanger Foreign Forty was approved on

September 15, 1998 by a unanimous vote of the board of trustees. This agreement expires on December 31, 2000.

    If approved by the shareholders, the Proposed Agreement will be signed and become effective on the date of completion of the Merger (the "Effective Date"), which is currently expected to be as soon as reasonably practicable after the conditions to which the Merger is subject (including the required shareholder approvals) have been satisfied. The Proposed Agreement will continue in effect through the second anniversary of the Effective Date, and like the Current Agreements, will continue year to year as long as its continuance as to each Fund is approved at least annually thereafter (i) by the board of trustees or by the holders of a "majority of the outstanding securities" (as defined in the 1940 Act) of that Fund; and (ii) by a vote of the majority of the disinterested trustees, cast in person at a meeting called for that purpose. Like the Current Agreements, the Proposed Agreement may be terminated as to a Fund without penalty by the vote of the board of trustees of WAT or the shareholders of that Fund (by a majority as defined in the 1940
Act) on sixty days' written notice to Liberty WAM and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    The Current Agreements and Proposed Agreement sometimes are referred to below as the "Agreements," and WAM and Liberty WAM are referred to as the "Adviser."

    General Terms of the Agreements. Under the Agreements, subject to the overall supervision and control of the board of trustees, the Adviser has supervisory responsibility for the general management and investment of the Funds' assets. The Adviser is authorized to make the decisions to buy and sell securities, options, futures contracts and any other investments in which the Funds may invest pursuant to each Fund's investment objectives, policies and restrictions, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Funds. The Adviser is authorized to exercise discretion concerning portfolio brokerage allocation consistent with each Fund's policy and the Trust's registration statement and under the supervision of the Trust's board of trustees, and as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The Agreements also provide that the Adviser will furnish to the Trust at the Adviser's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services. The Adviser is also responsible for paying all expenses in connection with managing the assets of the Funds, including placement of securities orders, all expenses of printing and distributing the Funds' prospectuses and reports to prospective investors, and in determination of daily price computations, portfolio accounting and related bookkeeping.

    Under the Agreements, each Fund is obligated to pay all of its expenses other than those paid by the Adviser as set forth above, including taxes and charges for auditing and legal services, custodian, depository and transfer agent fees, all costs for borrowing money, registration, filing and other fees in connection with the requirements of regulatory authorities, the printing and mailing of reports to shareholders, expenses of shareholder and trustees meetings, expenses of trustees, other than those affiliated with the Adviser, expenses related to membership in any trade association and brokers' commissions and other charges relative to the purchase or sale of portfolio securities.

    The Agreements provide that the Adviser shall not be liable to the Funds or their shareholders for any loss suffered by the Funds or their shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to the Agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of reckless disregard by the Adviser of its obligations and duties under the Agreements.

    The Agreements may be terminated by either a Fund (by action of the board of trustees or shareholders) or the Adviser on 60 days' written notice to the other. The Agreements terminate automatically in the event of their assignment (as defined in the 1940 Act).

    Advisory Fees. The following table shows the rates of the Trust's compensation to WAM under the Current Agreements. THE PROPOSED AGREEMENT PROVIDES FOR IDENTICAL COMPENSATION TO LIBERTY WAM.

                                                 RATE OF COMPENSATION PAID TO
                                                              WAM
                                                  (AS A PERCENTAGE OF AVERAGE
FUND                                                      NET ASSETS)
----                                            -------------------------------
Wanger U.S. Small Cap.......................... 1.00% of the first $100 million
                                                0.95% of the next $150 million
                                                0.90% in excess of $250 million

Wanger International Small Cap................. 1.30% of the first $100 million
                                                1.20% of the next $ 150 million
                                                1.10% in excess of $250 million

Wanger Twenty.................................. 0.95% of all assets

Wanger Foreign Forty........................... 1.00% of all assets

WAM has undertaken in the Current Agreements to reimburse Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty to the extent their ordinary operating expenses exceed 2.0%,

2.0%, 1.35% and 1.45%, respectively. The Proposed Agreement provides that Liberty WAM will continue these undertakings through the second anniversary of the completion of the Merger.

    For the fiscal year ended December 31, 1999, the advisory fees paid to WAM were:

                                                                      ADVISORY
                                                                        FEE
                                                                     ----------
      Wanger U.S. Small Cap......................................... $3,172,578
      Wanger International Small Cap................................  2,231,975
      Wanger Twenty*................................................      9,017
      Wanger Foreign Forty*.........................................          0

---------
   *net of expense reimbursements of $26,027 for Wanger Twenty and $37,004 for Wanger Foreign Forty.

    No other fees or payments were made by any Fund to WAM or any of its affiliates during the fiscal year ended December 31, 1999.

    See the discussion below under the heading "Information about WAM --Other Investment Companies Advised by WAM" for information about other funds managed by WAM having similar investment objectives as the Funds.

    Differences Between the Current Agreements and the Proposed Agreement. In addition to the General Terms of the Agreements described above, the Proposed Agreement includes other provisions that generally are necessary to take into account operating differences resulting from the change in ownership structure of Liberty WAM. In particular, the Proposed Agreement includes provisions not found in the Current Agreements that:

 .   permit a broker associated with Liberty WAM to effect transactions on a national securities exchange for the Funds to the extent permitted by applicable regulations;

 .   memorialize Liberty WAM's existing authority to aggregate orders for the
    Funds with orders of other clients or clients of affiliates of Liberty WAM (in the event that Liberty WAM and the affiliated advisers share common trading facilities) as long as the trades are allocated in a fair and equitable manner and consistent with each adviser's fiduciary duty to its clients;

 .   permit Liberty WAM, upon receipt of approval from the board of trustees, to contract with unaffiliated and affiliated parties to provide certain services that Liberty WAM is obligated under the Proposed Agreement to provide (other than advisory services) and limits the liability of any affiliate of Liberty WAM in the performance of Liberty WAM's duties under the agreement to that resulting from willful misfeasance, bad faith or gross negligence on the part of Liberty WAM or the affiliate;

 .   permit affiliates of Liberty WAM to receive compensation from the Trust for other services provided by the affiliate that are not within the scope of the duties of Liberty WAM under the agreement; and

 .   permit the Trust to use the name "Liberty" for the duration of the
    Proposed Agreement in the same manner as the Trust is currently permitted to use the name "Wanger;"

 .   require Liberty WAM to maintain records in compliance with the rules under the 1940 Act and to surrender promptly such records at the Trust's request; and

 .   provide that the contractual expense limitations will not apply to any class of securities established after the completion of the Merger and will terminate on the second anniversary of the completion of the Merger .

                      OTHER PROPOSED CHANGES TO THE FUNDS

    In addition to the Proposed Agreement, a number of other changes to the Funds (not requiring your approval) are conditions to the completion of the Merger. The WAT board approved these changes at its special meeting held on July 6, 2000. These changes are described briefly below, and will be explained in more detail in your Fund's prospectus that you will receive after the completion of the Merger.

    Following the completion of the Merger, the providers of distribution and transfer agency services to your Fund will be different. In connection with the Merger, WAT will enter into new agreements with Liberty affiliates for the provision of these services to the Funds. WAT will enter into an underwriting agreement for distribution services with Liberty Funds Distributor, Inc. and a transfer agency agreement with Liberty Funds Services, Inc., in each case on terms and conditions and in the form approved by the board of trustees of WAT. The fees payable under the transfer agency agreement will be the same as the fees payable to the current transfer agent (State Street Bank and Trust Company) under the current transfer agency agreement. Like the current underwriting agreement, the new underwriting agreement provides for compensation to be paid by WAT.

    The Proposed Agreement will continue to provide that Liberty WAM will be responsible for administrative services, including the determination of each Fund's net asset value. Some or all of the administrative services now provided by WAM will be delegated by Liberty WAM, at Liberty WAM's expense, to Liberty affiliates. Liberty WAM will continue to be responsible for the performance of services it delegates to others.

    Liberty has informed the WAT board that it is in the process of reviewing the existing custodial relationships of the Liberty Funds, and that it is Liberty's intention to recommend that each of the Liberty Funds and the Funds use the same custodian. While no decision has been made, Liberty's decision may result in a change in the Funds' custodian subject to the approval of the board of trustees.

                                  PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

    The board of trustees recommends that the shareholders of each Fund ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for each Fund for the fiscal year ending December 31, 2000.

    For the year ended December 31, 1999, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

    THE BOARD OF TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES WHO ARE NOT AFFILIATED WITH WAT, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS
              VOTE FOR RATIFICATION OF THE SELECTION OF AUDITORS.

                             INFORMATION ABOUT WAM

MANAGEMENT AND ORGANIZATION OF WAM

    WAM serves as the investment adviser for the Funds and for other institutional accounts. As of June 30, 2000, WAM had approximately $9 billion under management, including the Funds. Portfolio management decisions for the Funds are made by their portfolio managers, working with WAM's team of analysts. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders, directly or indirectly, are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn. Ralph Wanger is the president of WAM Ltd. WAM and WAM Ltd. are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

OTHER INVESTMENT COMPANIES ADVISED BY WAM

    In addition to serving as investment adviser to the Trust, WAM is also investment adviser to Acorn Investment Trust ("Acorn"), an open-end management investment company with five series--Acorn Fund, Acorn
International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Acorn Funds").

    Completion of the Merger is also contingent upon approval of a new advisory agreement between Liberty WAM and Acorn, on behalf of the Acorn Funds, by the Acorn board and by the shareholders of Acorn Fund, Acorn International and Acorn USA.

    The following table shows the total net assets of each of the Acorn Funds as of June 30, 2000, and the current rates of Acorn's compensation to WAM:

                                   ASSETS AS OF     RATE OF COMPENSATION PAID TO WAM
                                     6/30/00                (AS A PERCENTAGE
NAME OF FUND                          (000S)             OF AVERAGE NET ASSETS)
------------                       ------------     --------------------------------
Acorn Fund........................  $3,819,047      0.75% of the first $700 million;
                                                    0.70% of the next $1.3 billion;
                                                    0.65% in excess of $2 billion

Acorn International...............   2,981,186      1.20% of the first $100 million;
                                                    0.95% of the next $400 million;
                                                    0.75% in excess of $500 million

Acorn USA.........................     305,007      0.95% of the first $200 million;
                                                    0.90% in excess of $200 million;

Acorn Twenty......................      61,447      0.90% of all assets

Acorn Foreign Forty...............     144,569      0.95% of all assets

WAM has undertaken to reimburse Acorn Twenty and Acorn Foreign Forty to the extent their ordinary operating expenses exceed 1.35% and 1.45%, respectively, of their average annual net assets. This undertaking is voluntary and may be terminated by either WAM or Acorn on 30 days' notice to the other.

                       MORE INFORMATION ABOUT THE TRUST

ORGANIZATION AND MANAGEMENT OF THE TRUST

    The Trust is a Massachusetts business trust organized on August 30, 1994. The Trust is an open-end management investment company, currently with four series: Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty. Wanger U.S. Small Cap and Wanger International Small Cap began operations on May 3, 1995. Wanger Twenty and Wanger Foreign Forty began operations on February 1, 1999. Shares of WAT are sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts ("Life Companies"), and certain pension plans.

    The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. The officers and trustees of the Funds are:

 NAME AND            POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH        WITH THE FUNDS       DURING PAST FIVE YEARS
 -------------       ---------------- -------------------------------
 FRED D. HASSELBRING  Trustee         Retail industry, general
 8/14/1941                            project development and
                                      business computer systems
                                      consultant; Director and
                                      executive administrator, The
                                      Malachi Corp., Inc. (a non-
                                      profit corporation).

 CHARLES P. MCQUAID   Trustee and     Principal and director of
 8/27/1953            senior vice     research, WAM since July 1992;
                      president*      Trustee and senior vice
                                      president, Acorn Investment
                                      Trust; Co-portfolio manager,
                                      Acorn Fund.

 P. MICHAEL PHELPS    Trustee         Retired since January 1998;
 9/19/1933                            Prior thereto, vice president
                                      and corporate secretary, Morton
                                      International, Inc.

 RALPH WANGER         Trustee and     Principal and portfolio
 6/21/1934            president*      manager, WAM; President, WAM
                                      Ltd. since July 1992; Trustee
                                      and president, Acorn Investment
                                      Trust; Director, Wanger
                                      Investment Company plc.

 PATRICIA H. WERHANE  Trustee         Ruffin Professor of Business
 9/20/1935                            Ethics, Darden Graduate School
                                      of Business Administration,
                                      University of Virginia, since
                                      1993.

 MARCEL P. HOUTZAGER  vice president  Principal, WAM since 1995;
 10/26/1960                           Analyst and portfolio manager,
                                      WAM since 1992.

 NAME AND          POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
 DATE OF BIRTH      WITH THE FUNDS          PAST FIVE YEARS
 -------------     ----------------  ------------------------------
 KENNETH A. KALINA assistant        Assistant treasurer, Acorn
 8/4/1959          treasurer        Investment Trust; Chief
                                    financial officer, WAM since
                                    April 2000; Fund controller,
                                    WAM since September 1995; Prior
                                    thereto, treasurer of the Stein
                                    Roe Mutual Funds.

 BRUCE H. LAUER    vice president,  Principal, WAM since January
 7/22/1957         assistant        2000; Chief operating officer,
                   secretary and    WAM since April 1995; Vice
                   treasurer        president, treasurer and
                                    assistant secretary, Acorn
                                    Investment Trust; Director,
                                    Wanger Investment Company plc
                                    and New Americas Small Cap
                                    Fund.

 ROBERT A. MOHN    vice president   Principal, WAM since 1995;
 9/13/1961                          Analyst and portfolio manager,
                                    WAM since August 1992; Vice
                                    president, Acorn Investment
                                    Trust.

 JOHN H. PARK      vice president   Principal, WAM since 1998;
 5/30/1967                          Analyst and portfolio manager,
                                    WAM since July 1993; Vice
                                    president, Acorn Investment
                                    Trust.

 PETER A. ZALDIVAR vice president   Principal, WAM since January
 5/26/1967                          2000; Analyst and portfolio
                                    manager, WAM since 1996; Prior
                                    thereto, vice president and
                                    portfolio manager, Lord Asset
                                    Management.

 LEAH J. ZELL      vice president   Principal, analyst, and portfolio manager,
 5/23/1949                          WAM since July 1992; Vice president, Acorn
                                    Investment Trust; Managing director and
                                    member of trust committee, Chai Trust
                                    Company.

 ROGER D. EDGELY
 4/18/1955                          WAM since 1994; Director of International
                                    Research, WAM since 1998; Co-portfolio
                                    manager, Acorn Foreign Forty since December
                                    1999; Vice president, Acorn Investment Trust.

 NAME AND        POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
 DATE OF BIRTH    WITH THE FUNDS          PAST FIVE YEARS
 -------------   ----------------  ------------------------------
 STEVEN A. RADIS    secretary     Chief marketing officer and
 8/24/1962                        managing director, WAM since
                                  April 1999; Prior thereto, vice
                                  president of corporate and
                                  marketing communications,
                                  Zurich Kemper Life, January
                                  1998 to March 1999, and first
                                  vice president corporate
                                  communications, Zurich Kemper
                                  Investments, January 1987 to
                                  December 1997.

---------
   *Messrs. McQuaid and Wanger are trustees who are "interested persons" of the Trust, as defined in the 1940 Act, and of WAM. Mr. Wanger and Ms. Zell are married to each other.

    The address for Messrs. Wanger, McQuaid, Edgely, Houtzager, Kalina, Lauer, Mohn, Park, Radis, Zaldivar and Ms. Zell is Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Mr. Hasselbring is One Wheaton Center, Suite 1802, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901.

    The following table shows certain information regarding the beneficial ownership of shares of each Fund as of June 30, 2000 by each trustee and by all trustees and executive officers of WAT as a group.

                                                                   PERCENTAGE OF
                                                        NUMBER OF   OUTSTANDING
NAME                                       FUND           SHARES    SHARES HELD
----                                       ----         ---------- -------------
Fred D. Hasselbring...............                               0        0
Charles P. McQuaid(a)............. Wanger U.S.          19,160.578        *
                                   Small Cap
                                   Wanger International 46,571.422        *
                                   Small Cap
                                   Wanger Twenty        35,071.488      5.4%
                                   Wanger Foreign Forty 45,517.614      7.8%
P. Michael Phelps.................                               0        0
Ralph Wanger(b)................... Wanger U.S.          56,352.268        *
                                   Small Cap
                                   Wanger International 95,707.439      1.0%
                                   Small Cap
                                   Wanger Twenty        51,296.941      7.9
                                   Wanger Foreign Forty 51,447.771      8.9
Patricia H. Werhane...............                               0        0

                                                                  PERCENTAGE OF
                                                       NUMBER OF   OUTSTANDING
NAME                                     FUND           SHARES     SHARES HELD
----                                     ----         ----------- -------------
Trustees and executive officers
  as a group.................... Wanger U.S.           73,285.043        *
                                 Small Cap
                                 Wanger International 127,080.951      1.4%
                                 Small Cap
                                 Wanger Twenty         86,368.429     13.3%
                                 Wanger Foreign Forty  96,965.385     16.7%

---------
*   less than 1%.
(a) Includes shares held by the WAM employees' profit sharing plan, over which Mr. McQuaid has voting power as a trustee of the plan. Also includes shares held under variable insurance contracts owned by Mr. McQuaid, which shares are also reported under the names of the contract issuers under "More Information About the Meeting--Shares and Shareholders." Of the shares reported, Mr. McQuaid has an economic beneficial interest in the following: Wanger U.S. Small Cap--12,914.228 shares; Wanger International Small Cap--6,953.665 shares; Wanger Twenty--10,259.388 shares; and Wanger Foreign Forty--10,289.554 shares.
(b) Includes shares held for Mr. Wanger's economic beneficial interest in the WAM employee's profit sharing plan, over which Mr. McQuaid has voting power as a trustee of the plan and which are also reported under Mr. McQuaid's name. Also includes shares held under variable insurance contracts owned by Mr. Wanger, which shares are also reported under the names of the contract issuers under "More Information About the Meeting-- Shares and Shareholders."

DISTRIBUTION OF SHARES OF THE FUNDS

    Shares of each Fund are currently offered for sale by WAM Brokerage Services, L.L.C., ("WAM BD"), without any sales commissions, Rule 12b-1 fees or other charges to the Funds or Life Companies or Retirement Plans purchasing Fund shares. However, each variable contract imposes its own charges and fees on owners of variable contracts, and Retirement Plans may impose such charges on participants in a Retirement Plan. WAM BD offers the Funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

    See "Other Proposed Changes to the Funds--Other Agreements and Service Provider Changes" for more information about how distribution of shares of the Funds will change after completion of the Merger.

                      MORE INFORMATION ABOUT THE MEETING

EXPENSES

    Liberty has agreed to bear the costs of preparing, printing and mailing the proxy materials for the Meeting of shareholders of the Trust and all costs of solicitation of proxies, subject to certain conditions. Any such expenses not paid by Liberty will be paid by WAM. WAT has engaged D.F. King & Co., Inc. and Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by D.F. King will be approximately $12,000, and the cost of services provided by MIS will be approximately $79,000, in each case, plus reimbursement of reasonable out of pocket expenses.

DATE OF MAILING

    This proxy statement and enclosed proxy are being mailed to shareholders on or about August 3, 2000.

SHARES AND SHAREHOLDERS

    At the record date, the Funds had the following numbers of shares outstanding:

      FUND                             # SHARES
      ----                          ---------------
      Wanger U.S. Small Cap........ 19,625,084.4130
      Wanger International Small
        Cap........................  9,024,605.3200
      Wanger Twenty................    671,348.7780
      Wanger Foreign Forty.........    610,021.0140

    Each share is entitled to one vote; fractional shares are entitled to fractional votes.

    Of the shares outstanding on June 30, 2000, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund as of the record date were, as shown under "More Information About the Trust-- Organization and Management of the Trust" and:

                                                           PERCENTAGE OF
                                               NUMBER OF    OUTSTANDING
NAME AND ADDRESS               FUND             SHARES      SHARES HELD
----------------               ----            ---------   -------------
Phoenix Home Life      Wanger International   4,800,481.58     53.9%
Variable Accumulation    Small Cap
Account(/1/)           Wanger U.S. Small Cap 10,494,818.15     53.8%
101 Munson Street      Wanger Twenty            344,089.39     53.1%
P.O. Box 810           Wanger Foreign Forty     321,528.76     55.4%
Greenfield, MA 01302

PHL                    Wanger International   3,119,366.30     35.1%
Variable Accumulation    Small Cap
Account(/1/)           Wanger U.S. Small Cap  6,777,097.71     34.8%
101 Munson Street      Wanger Twenty            275,590.82     42.6%
P.O. Box 810           Wanger Foreign Forty     226,826.66     39.1%
Greenfield, MA 01302

IDS Life(/1/)          Wanger International     490,606.76      5.5%
1IT                      Small Cap
IDS Tower 10           Wanger U.S. Small Cap  1,027,733.84      5.3%
T11/229
Minneapolis, MN 55440

---------
(1) All shares are beneficially owned by variable contract owners.

HOW PROXIES WILL BE VOTED

    Those shares of the Funds that are held by Life Companies, of which Phoenix is the primary holder, are owned by such Life Companies. Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instruction from owners of Variable Contracts on the matters to be voted on at the meeting. All shares of the Funds will be voted by the Life Companies in accordance with voting instructions received from such Variable Contract owners. The Life Companies will vote all the shares which they are entitled to vote, for, against or abstaining in the same proportion as the voting instructions given by the Variable Contract owners on the issues presented. The close of business on September 25, 2000, is the last day on which instructions will be accepted. If the meeting is adjourned, a new date for receipt of instructions will be set.

    All proxies solicited by the board of trustees that are properly executed and received prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR each proposal. See also, "Quorum, Voting at the Meeting and Adjournment."

REVOKING A PROXY

    At any time before it has been voted, you may revoke your proxy by:
(1) sending a letter saying that you are revoking your proxy to the Secretary of Wanger Advisors Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

HOW YOU MAY VOTE

    You may vote your shares by mail (by signing and returning the enclosed proxy card), by facsimile or by telephone. The trustees have been advised by counsel that Massachusetts law and WAT's Agreement and Declaration of Trust and Bylaws permit voting by shareholders in accordance with these procedures.

TELEPHONE VOTING

    You may give your voting instructions over the telephone by calling 800-769-5414. A representative of D.F. King will answer the call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation that is the record owner of the shares), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by WAT, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

VOTING BY MAIL

    If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or by facsimile, you can still complete, sign and mail the proxy card received with the proxy statement and/or attend the Meeting in person. You can revoke any proxy, whether given in writing or by telephone, in accordance with the procedures outlined above under "Revoking a Proxy."

MORE INFORMATION ABOUT HOW PROXIES MAY BE SOLICITED

    Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of WAT and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents.

    As the Meeting date approaches, you may receive a call from a representative of D.F. King if WAT has not yet received your vote. D.F. King may ask you for authority, by telephone or by electronically transmitted instructions, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

QUORUM, VOTING AT THE MEETING AND ADJOURNMENT

    Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the Meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but have not been voted.

    Approval of Proposal 1 for each Fund will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the Meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote.

    Approval of Proposal 2 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 2.

    If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present at the Meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy. All proxies returned may be voted in favor of adjournment, including proxies voting "No" on Proposal 1 or Proposal 2. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

    The board of trustees of WAT knows of no other matters that are intended to be brought before the Meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

    WAT is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                 By order of the Board of Trustees,

                                 Steven A. Radis
                                 Secretary

July 28, 2000

                                                                      Exhibit A

                         INVESTMENT ADVISORY AGREEMENT

    WANGER ADVISORS TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company (the "Trust"), and LIBERTY WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("Liberty WAM"), agree that:

    1. ENGAGEMENT OF LIBERTY WAM. Liberty WAM shall manage the investment and reinvestment of the assets of Wanger U.S. Small Cap Advisor, Wanger International Small Cap Advisor, Wanger Twenty and Wanger Foreign Forty, series of the Trust (each, a "Fund," and collectively, the "Funds"), subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this agreement. If the Trust establishes one or more series in addition to the Funds named above with respect to which it desires to retain Liberty WAM as investment adviser hereunder, and if Liberty WAM is willing to provide such services under this agreement, the Trust and Liberty WAM may add such new series to this agreement, by written supplement to this agreement. Such supplement shall include a schedule of compensation to be paid to Liberty WAM by the Trust with respect to such series and such other modifications of the terms of this agreement with respect to such series as the Trust and Liberty WAM may agree. Upon execution of such a supplement by the Trust and Liberty WAM, that series will become a Fund hereunder and shall be subject to the provisions of this agreement to the same extent as the Funds named above, except as modified by the supplement.

    Liberty WAM shall give due consideration to the investment policies and restrictions and the other statements concerning the Funds in the Trust's agreement and declaration of trust, bylaws, and registration statement under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Funds as regulated investment companies. Liberty WAM shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Funds, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Funds in any way.

    Liberty WAM is authorized to make the decisions to buy and sell securities, options, futures contracts and any other investments in which the Funds may invest pursuant to its investment objectives, policies and restrictions, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Funds. Liberty WAM is authorized to exercise discretion with each Fund's policy concerning allocation of its portfolio brokerage, consistent with the Trust's registration statement and under the supervision of the Trust's Board of Trustees, and as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

    Liberty WAM may, where it deems it to be advisable, aggregate orders with other securities of the same type to be sold or purchased by one or more Funds with like orders on behalf of other clients of Liberty WAM (as well as clients of other investment advisers affiliated with Liberty WAM, in the event that Liberty WAM and such affiliated investment advisers share common trading facilities). In such event, Liberty WAM (or Liberty WAM and its affiliated advisers, as the case may be) will allocate the shares so sold or purchased, as well as the expenses incurred in the transaction, in a manner it (or it and they) consider to be equitable and fair and consistent with its (or its or their) fiduciary obligations to clients.

    2. ADMINISTRATIVE SERVICES. Liberty WAM shall supervise the business and affairs of the Trust and each Fund and shall provide such services and facilities as may be required for effective administration of the Trust and Funds as are not provided by employees or other agents engaged by the Trust; provided that Liberty WAM shall not have any obligation to provide under this agreement any such services which are the subject of a separate agreement or arrangement between the Trust and Liberty WAM, any affiliate of Liberty WAM, or any third party administrator.

    3. USE OF AFFILIATED COMPANIES AND SUBCONTRACTORS. In connection with the services to be provided by Liberty WAM under this agreement, Liberty WAM may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Liberty WAM, provided that Liberty WAM shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Liberty WAM or such parties.

    4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Liberty WAM agrees to maintain records relating to its services under this agreement, and further agrees that all records that it maintains for the Trust are the property of the Trust and to surrender promptly to the Trust any of such records upon the Trust's request; PROVIDED that Liberty WAM may at its own expense make and retain copies of any such records. Liberty WAM further agrees to preserve for the periods prescribed by Rule

31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    5. EXPENSES TO BE PAID BY LIBERTY WAM. Liberty WAM shall furnish to the Trust, at Liberty WAM's expense, office space and all necessary office facilities, equipment and personnel for managing that portion of the Trust's business relating to the Funds. Liberty WAM shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Funds, including expenses in connection with placement of securities orders, all expenses of printing and distributing the Funds' prospectus and reports to prospective investors (except to the extent such expenses are allocated to a party other than the Trust in any participation or operating agreement to which the Trust is a party), and all expenses in determination of daily price computations, portfolio accounting and related bookkeeping.

    6. EXPENSES TO BE PAID BY THE TRUST. Except as otherwise provided in this agreement or any other contract to which the Trust is a party, the Trust shall pay all expenses incidental to its organization, operations and business, including, without limitation:

  (a) all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any;

  (b) all charges of legal counsel and of independent auditors;

  (c) all compensation of trustees other than those affiliated with Liberty WAM or the Trust's administrator, if any, and all expenses incurred in connection with their services to the Trust;

  (d) all expenses of preparing, printing and distributing notices, proxy solicitation materials and reports to shareholders of the Funds;

  (e) all expenses of meetings of shareholders of the Funds;

  (f) all expenses of registering and maintaining the registration of the Trust under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of the Funds' registration statements under the 1940 Act and 1933 Act, and of supplying each then existing shareholder or beneficial owner of shares of the Funds of a copy of each revised prospectus or supplement thereto, and of supplying a copy of the statement of additional information upon request to any then existing shareholder;

  (g) all costs of borrowing money;

  (h) all expenses of publication of notices and reports to shareholders and to governmental bodies or regulatory agencies;

  (i) all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, and all stamp or other taxes;

  (j) all expenses of printing and mailing certificates for shares of a Fund;

  (k) all expenses of bond and insurance coverage required by law or deemed advisable by the Board;

  (l) all expenses of qualifying and maintaining qualification of, or providing appropriate notification of intention to sell relating to, shares of the Funds under the securities laws of the various states and other jurisdictions, and of registration and qualification of the Trust under any other laws applicable to the Trust or its business activities;

  (m) all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization; and

  (n) any extraordinary expenses.

    In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities for each Fund.

    Any expense borne by the Trust that is not solely attributable to a Fund, nor solely to any other series of shares of the Trust, shall be apportioned in such manner as Liberty WAM determines is fair and appropriate, or as otherwise specified by the Board of Trustees of the Trust.

    7. COMPENSATION OF LIBERTY WAM. For the services to be rendered and the expenses to be assumed and to be paid by Liberty WAM under this agreement, the Trust shall pay to Liberty WAM fees accrued daily and paid monthly at the annual rates shown below:

                                  ASSETS                             RATE OF FEE
                                  ------                             -----------
      WANGER U.S. SMALL CAP
        First $100 million..........................................    1.00%
        $100 million to $250 million................................    0.95%
        In excess of $250 million...................................    0.90%
      WANGER INTERNATIONAL SMALL CAP
        First $100 million..........................................    1.30%
        $100 million to $250 million................................    1.20%
        In excess of $250 million...................................    1.10%
      WANGER TWENTY
        All Assets..................................................    0.95%
      WANGER FOREIGN FORTY
        All Assets..................................................    1.00%

    8. LIMITATION OF EXPENSES OF THE FUND. The total expenses of Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger

Foreign Forty, exclusive of taxes, of interest and of extraordinary litigation expenses, but including fees paid to Liberty WAM, shall not for the period ending on the second anniversary of the Effective Date (as defined in the Agreement and Plan of Merger referred to in Section 13 below) exceed 2.0%, 2.0%, 1.35% and 1.45% per annum, respectively, and Liberty WAM agrees to reimburse each Fund for any sums expended for such expenses in excess of that amount with respect to such period. For purposes of calculating the expenses subject to this limitation, (i) brokers' commissions and other charges relating to the purchase and sale of portfolio securities and (ii) the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities, shall not be regarded as expenses. Reimbursement, if any, shall be made by reduction of the fees otherwise payable to Liberty WAM under this agreement, no less frequently than quarterly. Notwithstanding the foregoing, the limitations on total expenses set forth above in this Section 8 shall not apply to any class of shares of a Fund established after the effective date of this agreement.

    9. SERVICES OF LIBERTY WAM NOT EXCLUSIVE. The services of Liberty WAM to the Funds hereunder are not to be deemed exclusive, and Liberty WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

    10. SERVICES OTHER THAN AS MANAGER. Liberty WAM (or an affiliate of Liberty WAM) may act as broker for the Funds in connection with the purchase or sale of securities by or to the Funds if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. Such brokerage services are not within the scope of the duties of Liberty WAM under this agreement, and, within the limits permitted by law and the Board of Trustees of the Trust, Liberty WAM (or an affiliate of Liberty WAM) may receive brokerage commissions, fees or other remuneration from the Funds for such services in addition to its fee for services under this agreement. Within the limits permitted by law, Liberty WAM or an affiliate of Liberty WAM may receive compensation from the Funds for other services performed by it for the Funds which are not within the scope of the duties of Liberty WAM under this agreement. The Trust hereby authorizes any entity or person associated with Liberty WAM that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. The Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

    11. LIMITATION OF LIABILITY OF LIBERTY WAM. To the extent permitted by applicable law, neither Liberty WAM nor any of its partners, officers, agents, employees or affiliates shall be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Liberty WAM or any of its affiliates in the performance of Liberty WAM's duties under this agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Liberty WAM or such affiliate, or by reason of reckless disregard by Liberty WAM or such affiliate of the obligations and duties of Liberty WAM under this agreement.

    12. USE OF "WANGER" OR "LIBERTY" NAME. The Trust may use the name "Wanger Advisors Trust" or any name using the name "Liberty" or "Wanger" or any combination or derivation of either of them only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall remain affiliated with Liberty Financial Companies, Inc. and that shall have succeeded to the business of Liberty WAM as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such similar agreement, shall no longer be in effect, the Trust will (by amendment of its agreement and Declaration of Trust, if necessary) cease to use any name using the name "Liberty" or "Wanger" or any combination or derivation of either of them or any name similar thereto or any other name indicating that it is advised by or otherwise connected with Liberty WAM or with any organization which shall have succeeded to Liberty WAM's business as investment adviser. Liberty WAM's consent to the use of the name "Wanger" by the Trust shall not prevent Liberty WAM's permitting any other enterprise, including other investment companies, to use that name.

    13. DURATION AND RENEWAL. This agreement shall be effective at the Effective Time as defined in the Agreement and Plan of Merger among Wanger Asset Management, Ltd., Wanger Asset Management, L.P. and Liberty Financial Companies, Inc. and WAM Acquisition L.P. dated as of June 9, 2000 (the "Merger Agreement"). Unless terminated as provided in Section 14, this agreement shall continue in effect until the second anniversary of the Effective Date (as defined in the Merger Agreement), and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or of Liberty WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of the Trust or vote of the holders of a majority of the outstanding shares of each Fund.

    14. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of each Fund, upon 60 days' written notice to Liberty WAM. This agreement may be terminated by Liberty WAM at any time upon 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

    15. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by officers of the Trust as officers and not individually. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust (or applicable series thereof) and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Trust. Neither the authorization of any action by the trustees or shareholders of the Trust nor the execution of this agreement on behalf of the Trust shall impose any liability upon any trustee, officer or shareholder of the Trust.

    16. AMENDMENT. This agreement may be amended in accordance with the 1940
Act.

    17. NOTICES. Any notice, demand, change of address or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows (or at such other address or addresses as a party may provide to the other from time to time, by notice):

  If to Liberty WAM:

    Liberty Wanger Asset Management, L.P.
    Attention: Bruce H. Lauer
    227 West Monroe Street, Suite 3000
    Chicago, Illinois 60606
    Telephone: 312-634-9200
    Facsimile: 312-634-0016

    with a copy to:

    Liberty Funds Group LLC
    One Financial Center
    Boston, Massachusetts 02114
    Attention: General Counsel
    Telephone: 617-426-3750
    Facsimile: 617-772-3650

  If to Wanger Advisors Trust:

    Wanger Advisors Trust
    227 West Monroe Street, Suite 3000
    Chicago, Illinois 60606
    Telephone: 312-634-9200
    Facsimile: 312-634-1919
    with a copy to:

    Bell, Boyd & Lloyd LLC
    Attention: Janet D. Olsen
    Three First National Plaza, Suite 3300
    Chicago, Illinois 60602
    Telephone: 312-372-1121
    Facsimile: 312-372-2098

    All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof (upon electronic confirmation of receipt thereof).

    Dated as of the effective time of this agreement

                                 LIBERTY WANGER ASSET MANAGEMENT, L.P.,


                                 By____________________________________________
                                 Its General Partner


                                 By____________________________________________

                                 WANGER ADVISORS TRUST


                                 By____________________________________________

TO VOTE BY FACSIMILE:

1. Read the Proxy Statement and have your Proxy Card handy.

2. Complete; sign and date your Proxy Card.

3. Fax the Proxy Card to 212-269-2796.

***CONTROL NUMBER: 999 999 999 999 99***

FUND NAME PRINTS HERE


          Please fold and detach card at perforation before mailing.


              SPECIAL MEETING OF SHAREHOLDERS--SEPTEMBER 27, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 27, 2000, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

                                                    Dated ________________, 2000


IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.


                                       Signature(s), (if held jointly)

PROXY                                                      WANGER ADVISORS TRUST

        VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE
                        EXPENSE OF ADDITIONAL MAILINGS


          Please fold and detach card at perforation before mailing.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE SOLE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1. Approval of an investment advisory agreement between Wanger Advisors Trust and Wanger Asset Management, L.P. (WAM), on substantially similar terms as the current investment advisory agreements, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc.

          FOR _______          AGAINST _______       ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000.

          FOR _______          AGAINST _______       ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.